Exhibit 99.1
September 30, 2011 Company Presentation (c) 2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

This presentation may contain forward-looking statements, including statements regarding, among other items, the Company's expected financial position, business, risk factors and financing plans. These statements may be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "estimates," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements are subject to a number of uncertainties and risks, many of which are outside of the Company's control that could cause actual results to differ materially from such statements. Some of these risks can be found in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. Adjusted EBITDA, Free Cash Flow and other financial measures as presented herein are not necessarily comparable with those of other companies. Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share-based compensation, severance and related separation costs, costs associated with early lease terminations and professional fees related to strategic initiatives. Adjusted EBITDA is not a measure of financial performance under GAAP. Adjusted EBITDA is a non-GAAP financial measure used by our management, together with financial measures prepared in accordance with GAAP such as net loss, income from operations and revenues, to assess our historical and prospective operating performance. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as of a result of new information, future events or otherwise. Safe Harbor Statement 1

Highlights Leading Provider of Next-Generation Communications Solutions Over 75K cloud-based VoIP licenses deployed under Broadview's owned intellectual property T-1 and IP-based products represented 74% of new retail sales Cloud represented 12% of Total Retail Revenue and 32% of new sales State-of-the-Art Network Infrastructure Advanced, IP / MPLS network and over 3 years of experience deploying Ethernet-over-Copper 2,900 fiber miles, 3 data centers, 260 colocations and 430 lit building agreements Large & Diversified Customer Base Approximately 39K SMB customers with a significant opportunity to sell into the base 85% of retail revenue is from customers with greater than $500 MRR Target market represents the largest concentration of communications spending in the U.S. Strong and Improving Key Operating Metrics Steadily increasing revenue per customer Churn rates are at pre-recession levels and falling Predictable, Recurring FCF and Increasing Profitability Margins 75% of revenue under contract at the beginning of the year 390 basis point improvement in adjusted EBITDA margin in past 3 years Experienced Management Senior management has on average 23 years of industry expertise 2

Company Overview 3

Regional Focus With National Coverage Boston Washington, D.C. New York Philadelphia Strong local presence with strategic regional sales offices $14.8 billion addressable market for telecommunications and data services in our Northeast footprint, before cloud opportunity (1) Strong, existing customer relationships Cloud-based services and MPLS network allow us to extend our reach Able to increase revenue per customer through up-selling new cloud-based products and services to new and existing customers Requires less local presence allowing nationwide expansion without significant capital investment Quality of service supported through MPLS network Large, Untapped Opportunity Ability to address out-of-region multi-location customers through OfficeSuite(tm) and other cloud-based services Cloud Services Available Nationwide Dense Northeast & Mid-Atlantic Footprint Regional Player with Cloud Services to Address Customers Nationwide 4 (1) As per 2010 Altman Vilandrie & Co. study.

Broadview At A Glance Customers & Market Total Business Customers 39K Average Revenue per Customer $656 Network Retail Access Line Equivalents 626K Retail T-1 Circuits 25K Colocation Sites ~260 Ethernet-over-Copper Equipped Colos (EoC) 38% On-Net Building Agreements ~430 Fiber Route Miles ~2,900 Employees Total Employees 945 Quota-Bearing Sales Reps (all Channels) 185 Agent Channel Partners ~300 Company Stats as of 9/30/11 Commendation for High Quality Service from the State of New York Superior Customer Service & Quality Stevie Award for Innovation in Customer Service at the 2011 American Business Awards Recognized by Crain's as the 50th Largest Private Company in the New York area 5

Successful Integration Track Record 6 2005 Allow Broadview to control the developmental roadmap to key technology Objective Enhance scale, diversify product portfolio, expand fiber network Objective Create merger of equals with a new, T-based strategy, scale and operational efficiencies Objective 2008 2007 2006 2009 Improve product offerings and strengthen and increase market footprint Objective Strengthen presence in existing market, expand next-gen product portfolio Objective

Broadview's Business Evolution Retail Revenue Mix Network Mix (2) Traditional Voice Attached to T-1 18% Circa 2006 Today (1) EoC 7% 78% Standard T-1 & IP-based 53% Traditional Voice / Data not attached to T-1 22% (1) For the quarter ended September 30, 2011. (2) Retail access line equivalents. 7

(1) Broadview standalone 2006. (2) Broadview September 2011 Billing Database. Beginning in 2005, the Company shifted its go-to-market strategy to focus on T-1, cloud- and IP-based products and services Approximately 85% of Broadview's retail revenue is generated by customers spending more than $500 monthly versus 59% in 2006 Greater % of Revenue From Larger Customers Present (2) Retail Revenue By Customer Size 2006 (1) 59% 85% 8

Diversified Product & Customer Base Approximately 39K business customers Diverse customer base and low revenue concentration risk Retail Revenue by Product Type - Q3 2011 (1) Percent based on Retail Voice & Data revenue. Focused on Serving Customers with High Capacity, IP-based Products Revenue by Segment - Q3 2011 74% 74% of Retail Revenue Associated with T-1, cloud- and IP-based Accounts 9

Steady Growth In Revenue Per Customer CAGR: 13% Today, T-1, IP-based and cloud-based products make up approximately three-fourths of new sales This has resulted in higher average MRRs Overall revenue loss is below 2% (1) Approximately 85% of current customer base is over $500 in MRR with significantly lower revenue loss characteristics Average Revenue per Business Customer (Retail) Focus on Next-Gen Products and Services New Retail Sales (Q3 2011) Cloud-based services ~32% Total Revenue Loss: 1.76% Q3 2011 Revenue Loss By Account Size (1) Broadview's calculation of revenue loss is a comprehensive metric and may not be comparable to revenue loss or churn metrics reported by other companies in the industry. Account Size 10

Focused Sales Strategy Direct sales: 65% of new sales Dedicated teams focused on new customer acquisition, upselling, renewals and customer retention Sales to new customers average >$900 MRR Sales to existing customers represent 40% of new sales Over 50% of new cloud computing-based sales are to existing customers Agent sales: 24 % of new sales Approximately 300 agents Primary go-to-market for cloud-based services nationwide Awarded "Top 50 Channel Program" by PHONE+ Magazine's Indirect Sales Channel Partners Wholesale sales: 11% of new sales Sells our core products and services including MPLS, POTS, T's, data colocation to other carriers throughout our footprint Total LTM New Sales by Channel (1) Targeting Mid-sized SMB, Single and Multi-location Companies Last Twelve Months (LTM) as of September 30, 2011. 185 Quota-bearing sales reps across all channels 11

Leveraging Our Customer Base Increasing Wallet Share Through New Cloud-based Products and Services Technology Enabling Us to Target Additional Customer Spend Approximately 39K existing business customers A trusted provider of mission critical network services (voice and data) Over 5 years experience providing cloud-based solutions with OfficeSuite(tm) New cloud-based technologies allowing us to address greater wallet share of IT spend Source: Computer Economics, IT Spending and Staffing Benchmarks 2010/2011. Business IT Spend Breakdown 53% 12

Cloud-based Products Overview OfficeSuite(tm) Cloud-based Communication System Full featured cloud-based VoIP communications systems IP "Quadruple" play - voice, data, managed services and hardware Enterprise grade quality and features Broadview owns underlying IP Over 75K active licenses, one of the largest providers in the U.S. communications industry Hosted E-mail Including Enterprise And Microsoft Exchange Blended solutions for cost-efficiency without sacrificing quality Hosted Microsoft Sharepoint A collaboration tool that creates a secure intranet site to improve productivity Hosted Office Anywhere - Virtual Desktop Seamlessly access and store Microsoft Office and business application data Hosted Business Applications Support for all your business applications in a secure SAS 70 Type II certified data center Complete Backup And Recovery A network-based solution that allows you to quickly restore files on-demand Virtualized And Dedicated Servers Secure, redundant and scalable server options with a 99.99% SLA guaranteed uptime Newly Launched Cloud Computing Product Suite TOP 10 SERVICE PROVIDER 2009 | 2010 | 2011 Awards & Recognition 13

Continued Product Evolution Key Trends OfficeSuite(tm) has been very successful Represents approximately 30% of new sales Launched in January, data cloud-based sales seeing great traction early on Higher start to sales funnel than OfficeSuite's(tm) original launch in 2006 Average Office Anywhere sale is well over $1,000 MRR Sales continue to grow Continued growth through targeting larger customers and larger channel relationships Increased revenue per customer $400 $750 $4,000 Products T-1 OfficeSuite(tm) 14 MRR Cloud $50 Full Cloud-based Solutions Launched Q1 2011 POTS

Capitalizing On Market Growth In Cloud-based Services 18% CAGR Broadview is Well-Positioned to Capture Meaningful Market Share Having Been in the Cloud /Hosted Services Market for 5 Years U.S. Cloud Services Market Revenue ($B) Source: IDC. Worldwide and Regional Public IT Cloud Services; June 2010. Revenue ($Millions) Cloud-based Revenue Broadview Results to Date Industry Opportunity 30% CAGR 52% CAGR Licenses (Thousands) OfficeSuite(tm) Licenses 15

Financial Overview 16

Revenue Drivers Improving Trends Traditional Voice Decline Slowing Increasing Revenue per Business Customer Growth From Cloud Total Revenue (3.7%) Avg Q decline 30% CAGR 11% CAGR Approaching Inflection Point Larger product set Increased geographic sales reach Continued MRR moving up-market Increasing install and up-selling of cloud-based products Increased utilization of web marketing efforts (5.7%) Avg Q decline 17 3Q'11 and 4Q'11 revenue trajectory directionally influenced by 3Q Verizon work stoppage and Hurricane Irene effects. However, management believes that no additional charges or financial reserves were required as a result of these influences.

Improved Revenue Composition And Stable EBITDA Historical Adjusted EBITDA & Margins (2) Historical Revenue $496.9 $456.5 $407.7 2008 2010 Adj. EBITDA(2): Adj. EBITDA Margin: 4Q Revenue loss: $71.0M 14.3% 2.42% $69.9M 17.1% 1.95% Enhanced Value of Customer Base Revenue: $496.9 M $407.7M Avg. customer life: 3+ yrs 4+ yrs Shifting revenue composition to higher value-added services Higher margin services Greater % of revenue shifting to larger clients, resulting in reduced churn Last Quarter Annualized (LQA) Adjusted EBITDA is $69.3 million Increasing Profitability Margins Last Twelve Months (LTM) as of September 30, 2011. Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share- based compensation, severance and related separation costs, costs associated with early lease termination and professional fees related to strategic initiatives. $386.1 (1) (1) 18

Recurring Free Cash Flow Quarterly Update Free Cash Flow ("FCF") defined as Adjusted EBITDA less Capital Expenditures. Capital Expenditures ($Millions) Revenue Adjusted EBITDA Free Cash Flow (1) $100.4 $98.7 $98.4 Other Revenue Traditional Voice in T-1 Accounts Cloud & T-1 Accounts Revenue $60.4 $59.5 $59.1 $59.1 $95.5 $58.6 $93.4 19

Strong Operating Performance Strong operating position driven by focused customer and product strategy Increased revenue from more profitable, stickier T-1 & IP-based and cloud-based products Consistent growth in adjusted EBITDA margin EBITDA margins in-line with comparable public companies Evaluating recent FCC access reform actions Comparable Companies LTM EBITDA Margin (1)(2)(3) LTM represents Last Twelve Months as of 9/30/2011, XOHO LTM as of 3/31/2011. PAET LTM EBITDA margin pro forma for Cavalier and XETA. Comparable companies reflect public company comparables: Cbeyond, Inc. (CBEY), PAETEC Holding Corp (PAET) and XO Holdings Inc. (XOHO). Consistent EBITDA and Above Average Margins Relative to Peer Group Adjusted EBITDA Margin 20

Balance Sheet 21

Top Down Run Rate - $70M LTM Adjusted EBITDA less $31M LTM Cap Exp less $36M run rate interest = marginally cash flow positive (before working capital, transaction costs, settlements and other non- recurring) CIT revolver obligations of $18M, including $17M of borrowings and $1M of issued letters of credit under the facility - Facility expires in February 2012 $300M Senior Notes Maturity - September 2012 Liquidity/Balance Sheet 22

Highlights Leading Provider of Next-Generation Communications Solutions Large & Diversified Customer Base Recurring FCF and Increasing Profitability Margins State-of-the-Art Network Infrastructure Strong and Improving Key Operating Metrics Experienced Management 23

Appendix 24

Adjusted EBITDA Reconciliation 25